UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):        February 1, 2008

                                 GTJ REIT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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         (State or Other Jurisdiction of Incorporation or Organization)

   0001368757                                         20-5188065
   ----------                                         ----------
  (Commission File Number)                  (IRS Employer Identification No.)

                      444 Merrick Road, Lynbrook, NY 11563
          (Address of Principal Executive Offices, Including Zip Code)


                                 (516) 881-3535
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
                      (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2008, Farm Springs Road LLC (the "Buyer"), a wholly-owned subsidiary of GTJ REIT, Inc. (the "Registrant") entered into a Real Estate Purchase and Sale Agreement (the "Agreement") with Eight Farms Springs Road Associates, LLC (the "Seller") for the purchase of real property known as 8 Farm Springs Road, Farmington Connecticut (the "Property"). The total purchase price for the Property is $23,300,000. The Buyer deposited an initial deposit of $2,300,000 with an Escrow Agent. The Buyer intends to finance approximately all of the purchase price initially through its revolving credit facility. The anticipated closing date for the transaction is on or about March 3, 2008.

The foregoing description of the Agreement described above is only a summary and is not intended to be complete. You are encouraged to read the Agreement in its entirety. A copy of the same is attached as an exhibit to this Current Report on Form 8-K and the text is hereby incorporated by reference. Capitalized terms not herein defined have the meaning ascribed to such terms in the Agreement


Item 9.01   Financial Statements and Exhibits

Exhibit No./Description

10.1 Real Estate Purchase and Sale Agreement by and between Eight Farms Springs Road Associates, LLC and Farm Springs Road LLC.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2008                        GTJ REIT, INC.

                                              By:    /s/ Michael I. Kessman
                                                 -------------------------------
                                                 Michael I. Kessman
                                                 Chief Accounting Officer